iStar

Q1 '19
Earnings Results

(NYSE: STAR)

Forward-Looking Statements and Other Matters

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. The Company undertakes no obligation to update or publicly revise any forward looking statement, whether as a result of new information, future events or otherwise.

This presentation should be read in conjunction with our consolidated financial statements and related notes in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and our Annual Report on Form 10-K for the year ended December 31, 2018. In assessing all forward-looking statements herein, readers are urged to read carefully all cautionary statements in our Form 10-K.

Factors that could cause actual results to differ materially from iStar's expectations include general economic conditions and conditions in the commercial real estate and credit markets, the Company's ability to expand its ground lease business directly and through SAFE, the Company's ability to generate liquidity and to repay indebtedness as it comes due, additional loan loss provisions and asset impairments, the amount and timing of asset sales, changes in NPLs, repayment levels, the Company's ability to make new investments, the Company's ability to maintain compliance with its debt covenants, the Company's ability to generate income and gains from operating properties and land and other risks detailed in "Risk Factors" in our 2018 Annual Report on Form 10-K, and any updates thereto made in our subsequent fillings with the SEC.

Note: Please refer to the Glossary at the end of this presentation for a list of defined terms and metrics.

iStar

I. Highlights

Q1 '19 Highlights

Earnings

Allocable to Common Shareholders	Q1 '19 $ in millions	Q1 '19 Per diluted share
Net Income (Loss)	($17.6)	($0.26)
Adjusted Income (Loss)	($0.1)	($0.00)

Active Quarter

- Deployed $874M of capital during the quarter into investments and debt reduction
- Invested $252M in SAFE equity in Q1 '19, increasing its total ownership to 65.8%
- Signed definitive agreement to sell Preferred Freezer for an expected ~$215M gain

Legacy Asset Monetization

- Legacy sales proceeds of $100M; net gain of $5M associated with legacy assets
- Reduced Short-Term Legacy Portfolio by 18% to $393M

Attractive Value

- Repurchased 3.3% of STAR shares outstanding (2.3M total shares) for $19.2M
- Pro Forma for continued share buybacks in Q2 and gain from Preferred Freezer, GAAP Common Equity of $7.88 per share and Adj. Common Equity of $12.92 per share
- Board of Directors approves 11% increase in common dividend to $0.40 per share on an annual basis

iStar

Q1 Capital Deployment

$252M
SAFE Investment

$181M
Loan & Net Lease Investments

$47M
CapEx

$19M
Share Repurchases

$375M
Debt Reduction

$874M
Q1 Capital Deployed

SAFE x STAR One-Stop Capital Program

SAFE Ground Lease x **STAR** Leasehold Loan


22

515 22nd St. NW Washington, D.C.

Solution:	SAFE/STAR One-Stop Capital - SAFE provided Safehold™ ground lease capital - iStar provided 1st mortgage leasehold loan
Result:	Addressed complex customer need through one-of-a-kind capital structure. Customer received lower blended rate in comparison to other offers, more efficient capital, and the certainty provided by a quick, one-stop capital source.

SAFE Ground Lease x **STAR** Net Lease



570 Washington Blvd. Jersey City, NJ

Solution:	SAFE x STAR One-Stop Capital - SAFE purchased the land and provided Safehold™ ground lease capital - iStar invested in building and expanded its net lease business
Result:	The unique, proprietary capital structure created greater value in comparison to other forms of capital. The SAFE x STAR Capital Program benefits both companies, allowing for expansion of their respective portfolios within the their respective investment profiles and objectives.

iStar

Legacy Asset Monetization

Q1 '19

$100M
Sales Proceeds



Balance of Legacy Assets
$1,739
177
933
629
$938
26
670
242
Q4 '17
Q1 '19
Operating Properties (Legacy)
Land & Development (Legacy)
Real Estate Finance (Legacy)

Note: Figures in millions.

Legacy Asset Update

Q4 '18

$515M
Long-Term

$485M
Short-Term(1)

Driven by Investment in Asbury

Driven by Op. Prop. and Land Sales

Q1 '19

$545M
Long-Term

$393M
Short-Term

(1) The Company projects to sell the bulk of its short-term legacy assets within 24 months.

Equity Value per Share

As of 3/31/19

During Q1, repurchased 2.3M shares of STAR for $19.2M or an average price of $8.46

$4.62
GAAP Common Equity

→ Add: Accumulated Depreciation, Amortization and General Reserves →

$10.43
Adj. Common Equity

↓ Sale of Preferred Freezer

↓ Additional QTD Stock Buyback (1.4M shares for $11.7M)

Pro Forma

Pro Forma Preferred Freezer and Additional QTD Stock Buyback

~$7.88
GAAP Common Equity

→ Add: Accumulated Depreciation, Amortization and General Reserves →

~$12.92
Adj. Common Equity

Note: Adjusted common equity value is calculated as total shareholders' equity less the liquidation preference of preferred shares, excluding accumulated depreciation, amortization and general loan loss reserves. For more details please refer to the Adjusted Common Equity Reconciliation slide. Per share values based on basic shares outstanding.

Preferred Freezer transaction is expected to close in the second quarter of 2019, subject to the satisfaction of customary closing conditions and lender consent. There can be no assurance that the closing of the transaction will happen in the expected timeframe or at all.

Business Summary

Safehold (NYSE: SAFE)	— SAFE closed $143M of new investments in Q1 increasing aggregate portfolio by 15% to $1.1B — Q1 deals had a weighted average effective yield of 5.86% — Raised 30-year debt with 4.25% rate in Q2
Net Lease	— $2.1B consolidated net lease portfolio — 8.8% w.a. yield on consolidated net lease portfolio — Definitive agreement to sell Preferred Freezer Net Lease asset for gain of ~$215M
Real Estate Finance	— $907M loan portfolio — 9.1% w.a. yield on performing loan portfolio
Operating Properties	— $226M of commercial (legacy), $16M of residential (legacy), $65M strategic (non-legacy) — 6.2% w.a. legacy commercial operating property yield
Land & Development	— $670M Land & Development portfolio — Exploring opportunity zone capital for Asbury Park
Corporate	— Repaid remaining 2019 debt maturities of $375M — No corporate debt maturities until Sept. '20 — Repurchases of 2.3M common shares in Q1

iStar

II. Portfolio Overview

$4.7B Portfolio Breakdown


Business Line
Net Lease
$2,113
45%
RE Finance
$907
19%
Strategic Investments
$7
0%
Cash
$315
7%
Operating Property
$307
6%
Land
$670
14%
SAFE
$410
9%


Property Type(1)
Office / Industrial
$1,514
34%
Land
$745
17%
Entertainment / Leisure
$739
17%
Ground Leases
$427
10%
Hotel
$302
7%
Mixed Use
$245
5%
Condo
$121
3%
Multifamily
$129
3%
Other
$114
2%
Retail
$78
2%


Geographic Region(1)
Northeast
$1,492
34%
Southeast
$763
17%
West
$701
16%
Mid Atlantic
$582
13%
Southwest
$416
9%
Central
$347
8%
Various
$113
3%

Note: $ in millions unless otherwise specified. Figures based on Gross Book Value of the Company's total investment portfolio and includes 100% of the assets of iStar's consolidated joint ventures and the carrying value of iStar's investment in non-consolidated joint ventures and affiliates.
(1) Excludes cash.

Investment Activity

New Originations (Commitments)

	Q2 '18	Q3 '18	Q4 '18	Q1 '19
Real Estate Finance	$267	$113	$45	$13
Net Lease	2	2	52	361
Total	$269	$115	$97	$375

- STAR invested $252M in SAFE equity, including open market purchases
- $111M originated through SAFE x STAR program

Fundings / CapEx

	Q2 '18	Q3 '18	Q4 '18	Q1 '19
Real Estate Finance	$198	$135	$70	$66
Net Lease	2	22	55	367
Operating Properties	16	20	8	6
Land & Development	36	38	31	41
Total	$252	$215	$163	$480

- $433M in loan/net lease/SAFE fundings in Q1 '19
- Land & Development capex primarily relates to Asbury Park

Sales / Repayments

	Q2 '18	Q3 '18	Q4 '18	Q1 '19
Real Estate Finance	$378	$163	$118	$164
Net Lease	37	-	41	11
Operating Properties	113	33	119	67
Land & Development	77	20	40	39
Total	$606	$217	$318	$281

- $100M of Q1 sales proceeds from legacy assets
- Focused on monetization of additional legacy assets in 2019 and 2020

iStar

Note: $ in millions.

Q1 '19 Portfolio Rollforward

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Net Book Value (12/31/18)	**$988**	**$1,824**	**$328**	**$663**	**$8**	**$3,811**
Investments[1]	66	367	5	40	-	478
Principal received / basis sold	(163)[2]	(12)	(53)	(42)	(1)	(271)
Other	5[3]	19	(7)	-	-	17
Net Book Value (3/31/19)	**$895**	**$2,198**	**$273**	**$661**	**$7**	**$4,034**
Add: Accumulated depreciation and general loan loss reserves	12	299[4]	11[4]	9	-	331
Add: Accumulated amortization related to intangibles	-	18	11	-	-	29
Add: Proportionate share of joint venture accumulated depreciation	-	8	12	-	-	20
Add: Cash	-	-	-	-	315	315
Gross Book Value (3/31/19)	**$907**	**$2,523**	**$307**	**$670**	**$322**	**$4,729**

Note: $ in millions. Figures in this chart may not foot.
(1) Includes fundings, capital expenditures, exit fees, accruals and capitalized interest on loans.
(2) Includes repayment of capitalized interest on loans.
(3) Includes fundings (repayments) by third parties of loan participations that are consolidated on iStar's balance sheet
(4) Includes amounts associated with real estate available and held for sale.

iStar

Safehold (NYSE: SAFE)

- Invested $252M in SAFE equity in Q1 bringing total investment to $410M
  - Largest owner with 65.8% of equity, or 20.3M shares of stock and stock equivalents
- Market value of SAFE shares currently trade 27% above carrying value (as of 5/1/19)
- SAFE's Q1 '19 results were highlighted by:
  - $143M in new investments (with Effective Yield of 5.86%)
  - 76% aggregate portfolio growth from Q1 '18 to $1.1B
  - Expanded into 3 new markets (MSAs: New York/Philadelphia/San Antonio)
  - Raised 30-year debt with 4.25% rate in Q2


Lease Term Remaining
(w/ Extensions)
20-60 yrs
4%
<20 yrs
22%
>60 yrs
74%


Property Type
Multifamily
$242
24%
Office & Industrial
$486
48%
Hotel
$288
28%


Geographic Region
Mid Atlantic
$344
34%
West
$287
28%
Central
$148
15%
Southeast
$121
12%
Northwest
$91
9%
Southwest
$26
2%

iStar

Note: $ in millions. Graphs are presented as gross book value of portfolio of $1,016M excluding $74M of forward commitments. Please refer to SAFE earnings presentation for a Glossary of defined terms.

Net Lease Portfolio



Net Lease Portfolio
$2.5B
Wholly-Owned
$1,220
49%
Net Lease Venture I
$887
35%
Net Lease Venture II
$6
0%
SAFE
$410
16%

iStar Ownership Breakdown

Wholly-Owned	100% Ownership	Consolidated
Net Lease Venture I	51.9% Ownership	Consolidated(1)
Net Lease Venture II	51.9% Ownership	Equity Method
SAFE	65.8% Ownership	Equity Method

Note: $ in millions, unless otherwise specified. Figures presented as of 3/31/19.

(1) Upon the expiration of the investment period on June 30, 2018, the Company obtained control of Net Lease Venture I through its unilateral rights of management and disposition of the assets. As a result, the expiration of the investment period resulted in a reconsideration event under GAAP and the Company determined that Net Lease Venture I is a VIE for which the Company is the primary beneficiary. Effective June 30, 2018, the Company consolidated Net Lease Venture I as an asset acquisition under ASC 810.

iStar

Net Lease Consolidated Assets

	Wholly-Owned	Net Lease Venture I	Total Consolidated
Gross Book Value	$1,220	$887	$2,107
Occupancy	98.2%	100.0%	98.8%
Square Feet (000s)	11,536	5,707	17,242
W.A. Remaining Lease Term	13.4 yrs	17.8 yrs	15.0 yrs
W.A. Yield	9.3%	8.0%	8.8%



>10 Years
74%
W.A. Remaining Lease Term
<1 Year
2%
1-5 Years
11%
6-10 Years
13%



Office / Industrial
$1,308
62%
Property Type
Entertainment / Leisure
$724
34%
Ground Lease
$17
1%
Other
$57
3%



Northeast
$626
30%
Southeast
$491
23%
Geographic Type
Various
$6
0%
Southwest
$198
9%
Central
$216
10%
West
$240
12%
Mid Atlantic
$328
16%

Note: $ in millions. Please refer to the Glossary slides for additional details regarding definitions and calculations.

Real Estate Finance Portfolio

		Performing Loans		
	Loans ($)	W.A. Last $ LTV	W.A. Yield	W.A. Maturity (yrs)
First mortgages / Senior debt	$653	54%	9.1%	2.1
Mezzanine / Subordinated debt	229	81%	8.9%	3.3
Total Performing Loans	**$882**	**61%**	**9.1%**	**2.4**
NPLs	26			
Total Real Estate Finance	**$907**			

Real Estate Finance Portfolio Breakdown


Property Type
Hotel $254 28%
Mixed Use $213 23%
Condo $105 12%
Multifamily $99 11%
Office / Industrial $90 10%
Land $75 8%
Other $48 5%
Retail $23 3%


Rate Type(1)
Floating 82%
Fixed 18%


Geographic Region
Northeast $400 44%
West $171 19%
Southeast $124 14%
Southwest $54 6%
Central $47 5%
Mid Atlantic $12 1%
Various $99 11%

Note: $ in millions. Includes $25M consolidated first mortgage participations not held by iStar. Please refer to the Glossary slides for additional details regarding definitions and calculations.
(1) Excludes non-performing loans.

Operating Properties Portfolio

	Gross Book Value	Properties	W.A. Yield
Commercial Assets (Legacy)	$226	12	6.2%
Residential Assets (Legacy)	$16		
Total Operating Properties (Legacy)	**$242**		
Strategic Assets (Non-Legacy)(1)	$65		
Total Operating Properties	**$307**		



$50
$37
$472
Q2 '18
$63
$29
$460
Q3 '18
$68
$21
$280
Q4 '18
$65
$16
$226
Q1 '19
Commercial (Legacy)
Residential Assets (Legacy)
Strategic Assets (Non-Legacy)



Legacy Assets by Strategy
Long-Term
$158
65%
Short-Term
$85
35%



Geographic Region
Southwest
$117
38%
Northeast
$63
20%
West
$55
18%
Central
$52
17%
Southeast
$18
6%
Mid Atlantic
$2
1%



Property Type
Office / Industrial
$111
36%
Retail
$55
18%
Hotel
$47
15%
Mixed Use
$32
11%
Multifamily
$31
10%
Condo
$16
5%
Entertainment / Leisure
$15
5%

Note: $ in millions. Please refer to the Glossary slides for additional details regarding definitions and calculations.
(1) Unconsolidated assets acquired over the past two years that represent areas of interest which could grow into larger business opportunities.

iStar

Land & Development Portfolio


Long-Term
$387
58%
Portfolio by Strategy
Short-Term
$283
42%


Northeast
$341
51%
Geographic Region
Mid Atlantic
$130
19%
West
$77
12%
Southeast
$70
10%
Central
$32
5%
Southwest
$20
3%

Note: $ in millions.

III. Capital Structure

Capital Structure Overview

Credit Metrics	
Cash	$315M
Debt, net of cash	$2,981
Total Equity	$810M
Adj. Total Equity	$1,194M
Leverage(1)	2.5x

Shares	Basic
Shares Outstanding	66.1M
Common Equity	$305M
Book Equity per Share	$4.62
Adjusted Common Equity	$689M
Adj. Book Equity per Share	$10.43

Liquidity	
Cash	$315M
Revolving Credit Facility Availability	$325M
Total Liquidity	$640M



Adjusted Total Equity $1.2B
Total Debt $3.3B(4)
Common Equity $305M
Acc. Depr./Acc. Amort./ Gen. Res. $384M(2)
Preferred Equity $505M(3)
Senior Unsecured Debt $1.8B
Secured Debt $1.5B(5)
Adjusted Common Equity $689M

Note: Please refer to "Adjusted Common Equity Reconciliation" slide at the end of this presentation for more information.

(1) Corporate leverage is the ratio of total debt less cash and cash equivalents divided by Adjusted Total Equity.

(2) Includes accumulated depreciation, amortization, general reserves, iStar's proportionate share of accumulated depreciation and amortization relating to equity method investments, and accumulated depreciation and amortization from real estate available and held for sale.

(3) Represents liquidation preference of preferred equity.

(4) Debt is presented net of fees and discounts.

(5) Includes $484M of asset-specific non-recourse mortgage financing from the consolidated Net Lease Venture I, in which iStar owns a 51.9% interest.

iStar

Corporate Debt Maturity Profile

Debt Profile		
2020		
Sep.	$400	4.625%
2021		
Jul.	$275	6.50%
2022		
Apr.	$375	6.00%
Sep.	400	5.25%
Sep.	288	3.125%
	$1,063	
2023		
Jun.	$645	L + 275
2035		
Oct.	$100	L + 150
Non-Recourse Mortgage Financings(2)		
Various	$863	(W.A.) 4.57%
Total/W.A.	**$3,346**	**4.97%**

STAR redeemed the remaining $375M of its July 2019 bonds in Q1



800
700
600
500
400
300
200
100
0
$325 (1)
$400
$275
$375
$288
$400
$645
$100
Q1 '19
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Q2 '20
Q3 '20
Q4 '20
Q1 '21
Q2 '21
Q3 '21
Q4 '21
Q1 '22
Q2 '22
Q3 '22
Q4 '22
Q1 '23
Q2 '23
Thereafter
Unsecured Debt
Secured Term Loan
Convertible Notes
Revolver

Note: $ in millions. Excludes extension options.
(1) $325M revolver undrawn as of 3/31/19.
(2) Represents individual non-recourse mortgages on net lease assets, including consolidated mortgage debt on assets held by Net Lease Venture I. Rates presented after giving effect to interest rate hedges.

iStar

IV. Appendix

Consolidated Statements of Operations

	Three Months Ended March 31, 2019	2018
Revenues		
Operating lease income	$58,915	$45,799
Interest income	20,375	26,697
Other income	14,813	15,320
Land development revenue	12,699	276,429
Total revenues	$106,802	$364,245
Cost and Expenses		
Interest expense	$46,577	$45,182
Real estate expense	25,940	36,180
Land development cost of sales	14,449	223,407
Depreciation and amortization	15,668	11,110
General and administrative	16,850	19,723
General and administrative – stock-based compensation	4,249	9,091
(Recovery of) provision for loan losses	(97)	(855)
Impairment of assets	3,851	4,100
Other expense	508	1,166
Total costs and expenses	$127,995	$349,104
Income from sales of real estate	9,407	17,048
Income (loss) from operations before earnings from equity method investments and other items	($11,786)	$32,189
Earnings from equity method investments	5,309	3,332
Income tax expense	(25)	(121)
Loss on early extinguishment of debt	(468)	(372)
Net income (loss)	($6,970)	$35,028
Net (income) loss attributable to noncontrolling interests	(2,471)	(95)
Net income (loss) attributable to iStar	($9,441)	$34,933
Preferred dividends	(8,124)	(8,124)
Net income (loss) allocable to common shareholders	($17,565)	$26,809

Note: Unaudited. $ in thousands.

Earnings Per Share

	Three Months Ended March 31,	
Earnings Information for Common Shares	**2019**	**2018**
Income (loss) from continuing operations attributable to iStar[1]		
Basic	($0.26)	$0.39
Diluted	($0.26)	$0.35
Net income (loss)		
Basic	($0.26)	$0.39
Diluted	($0.26)	$0.35
Adjusted income (loss)		
Basic	($0.00)	$1.95
Diluted	($0.00)	$1.61
Weighted average shares outstanding		
Basic	67,747	67,913
Diluted	67,747	83,670
Common shares outstanding at the end of period	66,061	67,901

iStar

Note: Unaudited. In thousands, except per share data.
(1) After the effect of preferred dividends, non-controlling interests and income from sales of real estate.

Adjusted Income Reconciliation

	Three Months Ended March 31,	
	2019	2018
Net income (loss) allocable to Common Shareholders	($17,565)	$26,809
Add: Depreciation and amortization[(1)]	15,437	20,069
Add: (Recovery of) provision for loan losses	(97)	(855)
Add: Impairment of assets	3,851	4,100
Add: Stock-based compensation expense	4,249	9,091
Add: Loss on early extinguishment of debt	468	372
Add: Non-cash interest expense on senior convertible notes	1,222	1,160
Add: Impact from adoption of new accounting standards[(2)]	-	75,869
Less: Losses on charge-offs and dispositions[(3)]	(7,685)	(4,307)
Adjusted income (loss) allocable to common shareholders	($120)	$132,308

Note: $ in thousands.
In addition to net income (loss) prepared in conformity with GAAP, we use adjusted income, a non-GAAP financial measure, to measure our operating performance. Adjusted income is used internally as a supplemental performance measure adjusting for certain non-cash GAAP measures to give management a view of income more directly derived from current period activity. Adjusted income is calculated as net income (loss) allocable to common shareholders, prior to the effect of depreciation and amortization, provision for (recovery of) loan losses, impairment of assets, stock-based compensation expense, the imputed non-cash interest expense recognized for the conversion feature of our senior convertible notes, the non-cash portion of gain (loss) on early extinguishment of debt and is adjusted for the effect of gains or losses on charge-offs and dispositions on carrying value gross of loan loss reserves and impairments ("Adjusted Income"). Adjusted Income also includes the impact to retained earnings (income that would have been recognized in prior periods had the accounting standards been effective during those prior periods) resulting from the adoption of new accounting standards on January 1, 2018.
Adjusted Income should be examined in conjunction with net income (loss) as shown in our consolidated statements of operations. Adjusted Income should not be considered as an alternative to net income (loss) (determined in accordance with GAAP), or to cash flows from operating activities (determined in accordance with GAAP), as a measure of our liquidity, nor is Adjusted Income indicative of funds available to fund our cash needs or available for distribution to shareholders. Rather, Adjusted Income is an additional measure we use to analyze our business performance because it excludes the effects of certain non-cash charges that we believe are not necessarily indicative of our operating performance while including the effect of gains or losses on investments when realized. It should be noted that our manner of calculating Adjusted Income may differ from the calculations of similarly-titled measures by other companies.

(1) Depreciation and amortization also includes our proportionate share of depreciation and amortization expense for equity method investments (including from the adoption of ASU 2017-05) and excludes the portion of depreciation and amortization expense allocable to non-controlling interests.
(2) Represents an increase to retained earnings on January 1, 2018 upon the adoption of ASU 2017-05.
(3) Represents the impact of charge-offs and dispositions realized during the period. These charge-offs and dispositions were on assets that were previously impaired for GAAP and reflected in net income but not Adjusted Income in the periods in which the impairments were recorded.

iStar

Consolidated Balance Sheets

	As of March 31, 2019	As of December 31, 2018
Assets		
Real Estate		
Real Estate, at cost	$1,873,642	$2,076,333
Less: accumulated depreciation	(252,638)	(305,314)
Real estate, net	1,621,004	1,771,019
Real estate available and held for sale	253,336	22,551
Total real estate	1,874,340	1,793,570
Land and development, net	616,350	598,218
Loans receivable and other lending investments, net	894,846	988,224
Other investments	521,999	304,275
Cash and cash equivalents	315,407	931,751
Accrued interest and other lending investments, net	11,723	10,669
Deferred operating lease income receivable, net	68,712	98,302
Deferred expenses and other assets, net	368,036	289,268
Total Assets	$4,671,413	$5,014,277
Liabilities and Equity		
Accounts payable, accrued expenses and other liabilities	$332,358	$316,251
Liabilities associated with properties held for sale	234,267	2,341
Loan participations, net	25,021	22,484
Debt obligations, net	3,070,296	3,609,086
Total Liabilities	$3,661,942	$3,950,162
Total iStar shareholders' equity	810,371	862,978
Noncontrolling interests	199,100	201,137
Total Equity	$1,009,471	$1,064,115
Total Liabilities and Equity	$4,671,413	$5,014,277

Note: Unaudited. $ in thousands.

iStar

Adjusted Common Equity Reconciliation

	Pro Forma	As of March 31, 2019
Total shareholders' equity	$1,014,445	$810,371
Less: Liquidation preference of preferred stock	(505,000)	(505,000)
Common shareholders equity	$509,445	$305,371
Add: Accumulated depreciation and amortization(1)	292,376	349,656
Add: Proportionate share of accumulated depreciation and amortization within equity method investments	21,561	21,561
Add: General reserves	12,410	12,410
Adjusted common equity	$835,792	$688,998
Common shares outstanding - basic	64,686	66,061
Common equity per share	$7.88	$4.62
Adjusted common equity per share	$12.92	$10.43

Note: Unaudited. $ in thousands, except for per share data. Pro Forma for the sale of Preferred Freezer and the second quarter stock buyback of 1.4M shares.

We use adjusted common equity, a non-GAAP financial measure, as a supplemental measure to give management a view of equity allocable to common shareholders prior to the impact of certain non-cash GAAP measures. Management believes that adjusted common equity provides a useful measure for investors to consider in addition to total shareholders equity because cumulative effect of depreciation and amortization expenses and provisions for general reserves calculated under GAAP may not necessarily reflect an actual reduction in the value of the Company's assets.

Adjusted common equity should be examined in conjunction with total shareholders' equity as shown on the Company's consolidated balance sheet. Adjusted common equity should not be considered an alternative to total shareholders' equity (determined in accordance with GAAP), nor is adjusted common equity indicative of funds available for distribution to shareholders. It should be noted that our manner of calculating adjusted common equity may differ from the calculations of similarly-titled measures by other companies.

(1) Net of amounts allocable to non-controlling interests and includes accumulated depreciation and amortization associated with real estate available and held for sale.

Q1 '19 Gross Book Value Reconciliation

	Real Estate Finance	Net Lease	Operating Properties	Land & Development	Corporate / Other	Total
Real estate, net	-	$1,450	$171	-	-	$1,621
Real estate available and held for sale	-	219	33	-	-	252
Land and development, net	-	-	-	$616	-	616
Loans receivable and other lending investments, net	$895	-	-	-	-	895
Real estate-related intangibles, net	-	121	5	-	-	126
Other investments	-	408	62	45	$7	522
Net Book Value	$895	$2,198	$273	$661	$7	$4,034
Add: Accumulated depreciation and general loan loss reserves	12	299 (1)	11 (1)	9	-	331
Add: Accumulated amortization related to intangibles	-	18	11	-	-	29
Add: Proportionate share of joint venture accumulated depreciation	-	8	12	-	-	20
Gross Book Value	$907	$2,523	$307	$670	$7	$4,414
Add: Cash	-	-	-	-	$315	$315
Portfolio Gross Book Value	$907	$2,523	$307	$670	$322	$4,729

iStar

Note: $ in millions. Figures in this table may not foot.
(1) Includes amounts associated with real estate available and held for sale.

Glossary

Funding/Capex (Net Lease, Operating Properties, Land & Development)	Acquisition price, capitalized acquisition costs, capital expenditures, contributions to equity method investments, capitalized payroll and capitalized interest.
Funding/Capex (Real Estate Finance)	Cash funded on loans, plus deferred interest capitalized to the loan balance, exclusive of original issued discount, origination and arrangement fees held back at origination.
Gross Book Value (Net Lease, Operating Properties, Land & Development)	Basis assigned to physical real estate property (land & building), net of any impairments taken after acquisition date and net of basis reductions associated with unit/parcel sales, plus our basis in equity method investments, plus lease related intangibles, capitalized leasing costs and excluding accumulated depreciation and amortization, and for equity method investments, excluding the effect of our share of accumulated depreciation and amortization.
Gross Book Value (Real Estate Finance)	Principal funded including any deferred capitalized interest receivable, plus protective advances, exit fee receivables and any unamortized origination / modification costs, less purchase discounts and specific reserves. This amount is not reduced for general reserves.

Disclaimer: Set forth in the Glossary are the current definitions of certain items that we use in this presentation. This Glossary is intended to facilitate a reader's understanding of this presentation. There can be no assurance that we will not modify these terms in future presentations as we deem necessary or appropriate.

iStar

Glossary Cont'd

Net Book Value	Gross Book Value net of accumulated depreciation and amortization.
Net Book Value (Real Estate Finance)	Gross Book Value for Real Estate Finance less general reserve for loan loss.
Net Operating Income	Operating lease income and other income less operating expenses.
Proceeds (Net Lease, Operating Properties, Land & Development)	Includes sales price for assets sold, less selling costs, less seller financing plus return of capital from equity method investments.
Proceeds (Real Estate Finance)	Collection of principal, deferred and capitalized interest, exit fees, origination fees previously netted against principal at inception, or original issue discount. Includes proceeds from sales of securities.
Yield (Net Lease)	Calculated as net operating income for the quarter annualized divided by the average Gross Book Value during the period.
Yield (Operating Properties)	Calculated as the net operating income for the quarter annualized, plus our share of depreciation and interest expense attributable to our investment in equity method investments, divided by the sum of the (i) average Gross Book Value during the period plus (ii) our share of accumulated depreciation and amortization, and interest expense attributable to our investment in equity method investments.
Yield (Real Estate Finance)	Interest income, for the quarter, annualized, divided by the average daily Gross Book Value of Real Estate Finance.

iStar